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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 24, 2001


                          GAYLORD ENTERTAINMENT COMPANY
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


           1-13079                                      73-0664379
  (Commission File Number)               (I.R.S. employer identification number)


ONE GAYLORD DRIVE, NASHVILLE, TENNESSEE                     37214
(Address of principal executive offices)                 (Zip Code)


                                 (615) 316-6000
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM  9.  REGULATION FD DISCLOSURE.


     A press release issued by Gaylord Entertainment Company on April 24, 2001 is attached hereto as Exhibit 99.1.
















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        GAYLORD ENTERTAINMENT COMPANY

                                        By:     /s/ Denise Wilder Warren
                                             ----------------------------------
                                             Denise Wilder Warren
                                             Chief Financial Officer

April 24, 2001














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                                INDEX TO EXHIBITS

Exhibit Number             Description
--------------             -----------
99.1                       Press Release dated April 24, 2001.

















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